SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 25, 1997
                Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of February 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-1)


                       HEADLANDS MORTGAGE SECURITIES INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Maryland                      333-16679                 68-0397342
     (State or Other             (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                              Identification No.)

           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item  5.    Other Events

            Headlands  Mortgage  Securities  Inc. (the "Company") has previously
            registered   the  offer  and  sale  of  its  Mortgage   Pass-Through
            Certificates, Series 1997-1 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits

            10.1   Monthly Payment Date Statement distributed to
                   Certificateholders, dated March 25, 1997.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 9, 1997



                              HEADLANDS MORTGAGE
                              SECURITIES INC.



                              By:    /s/ Gilbert J. MacQuarrie
                                   Gilbert J. MacQuarrie
                                   Vice President, Treasurer and Secretary
                                   (Principal Financial Officer and
                                   and Principal Accounting Officer)




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                                  EXHIBIT INDEX



Exhibit Number                                               Page Number

10.1 Monthly Payment Date Statement distributed to
     Certificateholders, dated March 25, 1997................       5